SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or 12(g) of
                       the Securities Exchange Act of 1934


                         THE DESSAUER GLOBAL EQUITY FUND
             (Exact name of registrant as specified in its charter)

        Delaware                             95-4589625
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(State of incorporation              (IRS Employer Identification Number)
    or organization)


          5 Bay State Court
             P.O. Box 1689
              Orleans, MA                           02653
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(Address of Principal Executive Offices)          (Zip Code)

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instructions A(c)(l), please check the following box [ ].

         If this Form relates to the registration of a class of debt securities and is to become effectively simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933, pursuant to General Instruction A(c)(2), please check the following box [ ].

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                             Name of each Exchange
Title of each class                           on which each class
to be so registered                           is to be registered
-------------------                           -------------------

Shares of Beneficial Interest
$.01                                         New York Stock Exchange



       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                                      None
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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the shares is hereby incorporated by reference from the Registrant's Registration Statement filed on Form N-2 on July 3, 1996 and Pre-effective Amendment No.1 to the Trust's Registration Statement on Form N-2 filed on April 1, 1997 and to the form of prospectus used prior to the effective date of the Registration Statement.
pursuant to Rule 497(a) filed on April 21, 1997.

ITEM 2.  EXHIBITS.

1. All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 20, 1997

                                              THE DESSAUER GLOBAL EQUITY FUND


                                              By: /s/ Steven J. Paggioli
                                                  ----------------------
                                                  Name:   Steven J. Paggioli
                                                  Title:  Assistant Secretary